(LETTERHEAD)

International Frontier Resources Ltd.

February 5, 1998

Richfield Oils Syndicate Inc. 1997

Massey Place S.W.

Calgary, Alberta

Attention: Mr. Richard Boswell

Dear Sir:

RE: OPTION AGREEMENT: NE 9 & SW & NE 15; 6-11-W2M MIDALE AREA - SASKATCHEWAN

International Frontier Resources Ltd. ("Frontier") hereby offers to purchase a 75% interest in the Freehold PNG lease described as follows:

LESSEE:	RICHFIELD OILS INC. -- 100%
LESSOR:	BUSING (2/8ths) & McRAE (3/8ths)
ENCUMBRANCES:	Lessor Royalty 18%
TERM:	Three years
EXPIRY:	June 30, 2000
LANDS:	NE 9; SW 15 & NE 15; Twp. 6, Rge. 11, W2M All Petroleum and Natural Gas Rights below the base of the FROBISHER formation

OFFER

A) Frontier shall pay to Richfield Oils Inc. the sum of $85,000 to purchase an undivided 75% interest in the Freehold Lease described in Clause 1 hereof.

B) Frontier shall grant Richfield a 2% G.O.R.R. on leased substances produced from the Freehold lease.

This offer shall remain open for your acceptance until February 17, 1998. Should you accept this offer, please sign and return one copy to the undersigned.

Yours truly,

INTERNATIONAL FRONTIER RESOURCES LTD.

/s/ "Patrick Boswell"
Wm. Patrick Boswell
President & C.E.O.

ACCEPTED & AGREED TO THIS 22nd day of FEBRUARY 1998

RICHFIELD OILS INC.

/s/ "Richard Boswell"